Chase Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2

                                                                                                  Distribution Date:      11/15/2005

Section 5.2 - Supplement                                              Class A          Class B       Collateral         Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00            0.00            0.00                0.00

(ii)     Monthly Interest Distributed                               2,740,833.33      160,416.67      166,347.22        3,067,597.22
         Deficiency Amounts                                                 0.00            0.00                                0.00
         Additional Interest                                                0.00            0.00                                0.00
         Accrued and Unpaid Interest                                                                        0.00                0.00

(iii)    Collections of Principal Receivables                      84,803,444.29    4,818,377.52    6,745,728.52       96,367,550.33

(iv)     Collections of Finance Charge Receivables                  7,955,097.02      451,994.15      632,791.81        9,039,882.98

(v)      Aggregate Amount of Principal Receivables                                                                 30,544,415,658.57

                                           Investor Interest      550,000,000.00   31,250,000.00   43,750,000.00      625,000,000.00
                                           Adjusted Interest      550,000,000.00   31,250,000.00   43,750,000.00      625,000,000.00

                                                     Series
         Floating Investor Percentage                  2.05%              88.00%           5.00%           7.00%             100.00%
         Fixed Investor Percentage                     2.05%              88.00%           5.00%           7.00%             100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                              Current                                                                                         96.20%
                              30 to 59 days                                                                                    1.20%
                              60 to 89 days                                                                                    0.84%
                              90 or more days                                                                                  1.76%
                                                                                                                   -----------------
                                           Total Receivables                                                                 100.00%

(vii)    Investor Default Amount                                    3,037,934.02      172,609.89      241,653.84        3,452,197.75

(viii)   Investor Charge-Offs                                               0.00            0.00            0.00                0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00            0.00                0.00

(x)      Net Servicing Fee                                            458,333.33       26,041.67       36,458.33          520,833.33

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                       10.42%

(xii)    Portfolio Supplemented Yield                                                                                         10.42%

(xiii)   Reallocated Monthly Principal                                                      0.00            0.00                0.00

(xiv)    Closing Investor Interest (Class A Adjusted)             550,000,000.00   31,250,000.00   43,750,000.00      625,000,000.00

(xv)     LIBOR                                                                                                              3.97000%

(xvi)    Principal Funding Account Balance                                                                                      0.00

(xvii)   Accumulation Shortfall                                                                                                 0.00

(xviii)  Principal Funding Investment Proceeds                                                                                  0.00

(xix)    Principal Investment Funding Shortfall                                                                                 0.00

(xx)     Available Funds                                            7,505,173.20      425,952.48      596,333.48        8,527,459.16

(xxi)    Certificate Rate                                               5.98000%        6.16000%        4.72000%
------------------------------------------------------------------------------------------------------------------------------------

By:
       ------------------------------------
Name:  Patricia M. Garvey
Title: Vice President

                              Chase Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3

                                                                                                  Distribution Date:      11/15/2005

Section 5.2 - Supplement                                              Class A          Class B       Collateral         Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00            0.00            0.00                0.00

(ii)     Monthly Interest Distributed                               2,434,132.89      141,813.47      124,608.10        2,700,554.46
         Deficiency Amounts                                                 0.00            0.00                                0.00
         Additional Interest                                                0.00            0.00                                0.00
         Accrued and Unpaid Interest                                                                        0.00                0.00

(iii)    Collections of Principal Receivables                      63,522,867.98    3,609,234.59    5,053,119.75       72,185,222.32

(iv)     Collections of Finance Charge Receivables                  5,958,844.98      338,568.93      474,014.45        6,771,428.35

(v)      Aggregate Amount of Principal Receivables                                                                 30,544,415,658.57

                                           Investor Interest      411,983,000.00   23,408,000.00   32,772,440.86      468,163,440.86
                                           Adjusted Interest      411,983,000.00   23,408,000.00   32,772,440.86      468,163,440.86

                                                     Series
         Floating Investor Percentage                  1.53%              88.00%           5.00%           7.00%             100.00%
         Fixed Investor Percentage                     1.53%              88.00%           5.00%           7.00%             100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                              Current                                                                                         96.20%
                              30 to 59 days                                                                                    1.20%
                              60 to 89 days                                                                                    0.84%
                              90 or more days                                                                                  1.76%
                                                                                                                   -----------------
                                           Total Receivables                                                                 100.00%

(vii)    Investor Default Amount                                    2,275,594.86      129,294.47      181,019.11        2,585,908.44

(viii)   Investor Charge-Offs                                               0.00            0.00            0.00                0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00            0.00                0.00

(x)      Net Servicing Fee                                            343,319.17       19,506.67       27,310.37          390,136.20

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                       10.42%

(xii)    Portfolio Supplemented Yield                                                                                         10.42%

(xiii)   Reallocated Monthly Principal                                                      0.00            0.00                0.00

(xiv)    Closing Investor Interest (Class A Adjusted)             411,983,000.00   23,408,000.00   32,772,440.86      468,163,440.86

(xv)     LIBOR                                                                                                              3.97000%

(xvi)    Principal Funding Account Balance                                                                                      0.00

(xvii)   Accumulation Shortfall                                                                                                 0.00

(xviii)  Principal Funding Investment Proceeds                                                                                  0.00

(xix)    Principal Investment Funding Shortfall                                                                                 0.00

(xx)     Available Funds                                            5,621,825.02      319,062.26      446,704.08        6,387,591.36

(xxi)    Certificate Rate                                               7.09000%        7.27000%        4.72000%
------------------------------------------------------------------------------------------------------------------------------------

By:
       ------------------------------------
Name:  Patricia M. Garvey
Title: Vice President